Exhibit 10.4

Annex 1 (original version) to the Corporate Guarantee dated 11 August 2014 in the amount of EUR 30 mn.
in connection with the Umbrella Facility Agreement with an amount of EUR 30 mn dated 07 August 2014

The following branches and subsidiaries of Deutsche Bank AG ("Lending Offices") have entered into business relationship with the subsidiaries of IPG Laser GmbH (named hereinafter "IPG Laser Group")

In this context the following facilities of the Umbrella Credit Agreement dated 07 August 2014 have been allocated inter alia for the use of the companies listed hereafter:

Summary of credit agreements for the IPG Laser Group of companies in Germany and abroad:

Debtor	Lending Office	local currency	amount (in currency)	Facility 1 Cash	Facility 2 Guarantee	Facility 3 LC	Facility 4 Margin Line	total
if not in EURO convert to EURO

IPG Photonics (Italy) s.r.l., Via Kennedy 21, 20023 Cerro Maggiore (Milano), Italy	Deutsche Bank Spa, Milano, Italy			3,000,000	—			3,000,000
IRE-Polus NTO, 141190, Fryazino pl. Vvedenskogo, Russia	Deutsche Bank Ltd., Moscow, Russia			3,000,000	13,000,000			16,000,000
IPG Photonics (Beijing) Fiber Laser Technology Company Limited	Deutsche Bank Ltd., Beijing, China			3,000,000				3,000,000
								—
								—
								—
								—
								—
								—
								—
Total credit lines based on the guarantee				9,000,000	13,000,000	—	—	22,000,000

Burbach, 11 August 2014			Cologne, 7 August 2014
Place and date			Place and date

/s/ Eugene Scherbakov			/s/ Eddy Henning, /s/ Joachim Gartz
(corporate seal and binding signatures of the Guarantor)			(Deutsche Bank AG Filiale Deutschlandgeschäft)

/s/ Valentin Gapontsev, Oxford, MA, August 11, 2014
(legally binding signature of IPG Photonics Corporation)